Leases	12 Months Ended
Dec. 31, 2012
Leases
10.	Leases:

Certain warehouse, office space and equipment are leased under capital and operating leases with terms in excess of one year. Future minimum lease payments under non-cancellable leases consisted of the following at December 31, 2012:

	Capital Leases	Operating Leases
2013	$830	$7,114
2014	141	6,267
2015	71	5,160
2016	43	5,041
2017	3	4,683
Later years	—	28,716

Total minimum lease payments	1,088	$56,981

Less amounts representing interest	(24)

Present value of net minimum lease payments (including $819 currently payable)	$1,064

The rental expense for all operating leases was $8,787, $9,039, $4,989, and $3,616 for the Successor years ended December 31, 2012 and 2011, seven months ended December 31, 2010 and Predecessor five months ended May 28, 2010, respectively. Certain leases are subject to terms of renewal and escalation clauses.